Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned, William A. Rainville, Chief Executive Officer, and Thomas M. O’Brien, Chief Financial Officer, of Kadant Inc., a Delaware corporation (the “Company”), do hereby certify, to our best knowledge and belief, that:

The Annual Report on Form 10-K for the year ended January 1, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005	/s/ WILLIAM A. RAINVILLE
William A. Rainville Chief Executive Officer

/s/ THOMAS M. O’BRIEN
Thomas M. O’Brien Chief Financial Officer